SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                               _____________

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 1995

                         VALERO ENERGY CORPORATION
          (Exact name of Registrant as specified in its charter)

                                 Delaware
              (State or other jurisdiction of incorporation)

       1-4718                               74-1244795
(Commission File Number)        (IRS Employer Identification No.)

530 McCullough Avenue, San Antonio, Texas             78215
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:
(210) 246-2000

Item 5.   Other Events

          On March 13, 1995, Valero Energy Corporation (the "Company") signed a Distribution Agreement (the "Distribution Agreement") with Lehman Brothers Inc., Salomon Brothers Inc and BT Securities Corporation (collectively, the "Agents"), in connection with the sale from time to time by the Company of up to $250,000,000 initial public offering price of the Company's Medium-Term Notes (the "Notes") to be issued pursuant to an Indenture dated March 30, 1992, as supplemented by the First Supplemental Indenture dated March 13, 1995, between the Company and Bankers Trust Company, as trustee.

          The Company has previously filed with the Securities and Exchange Commission (the "Commission") (i) a Registration Statement on Form S-3 (Registration No. 33-56441) (the "Registration Statement") pursuant to the Securities Act of 1933, as amended (the "Act"), and (ii) Amendment No. 1 to the Registration Statement (the "Amendment"), the Amendment being filed with the Commission pursuant to the Act on February 9, 1995. The Registration Statement, as amended by the Amendment, was declared effective on February 22, 1995. On March 13, 1995 the Company filed with the Commission a Prospectus Supplement, dated March 13, 1995, in connection with the Notes pursuant to Rule 424(b) under the Act.

Item 7.   Exhibits

     The following exhibits are filed as a part of this report:

     8.1 Opinion of Fulbright & Jaworski with respect to tax matters, including consent of such counsel.

     23.1 Consent of Fulbright & Jaworski (contained in
          Exhibit 8.1).

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               VALERO ENERGY CORPORATION


                               By:    /s/ STAN L. MCLELLAND
                               Name:  Stan L. McLelland
                               Title: Executive Vice President and
                                      General Counsel


Dated:   March 16, 1995